UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 29, 2005

            HSI Asset Securitization Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124032	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its HSI Asset Securitization Corporation Trust 2005-OPT1 Mortgage Pass-Through Certificates, Series 2005-OPT1, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124032) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $500,606,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6, Certificates of its HSI Asset Securitization Corporation Trust 2005-OPT1 Mortgage Pass-Through Certificates, Series 2005-OPT1 on November 29, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 11, 2005, as supplemented by the Prospectus Supplement dated November 22, 2005 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2005, among HSI Asset Securitization Corporation Trust, as Depositor, Option One Mortgage Corporation, as Mortgage Loan Originator and Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian and Deutsche Bank National Trust Company, as Trustee.  The “Certificates” consist of the following classes:  Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class X, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $503,631,523 as of November 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of November 1, 2005, among HSI Asset Securitization Corporation, as Depositor, Option One Mortgage Corporation, as Mortgage Loan Originator and Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, and Deutsche Bank National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of November 1, 2005, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2

Fixed Income Derivatives Confirmation and Agreement between Bear Stearns Financial Products Inc. and Supplemental Interest Trust HSI Asset Securitization Corporation Trust Series 2005-OPT1, dated as of November 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:

    /s/ Jon E. Voigtman

Name: Jon E. Voigtman

Title: Managing Director

Dated: November 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of November 1, 2005, among HSI Asset Securitization Corporation, as Depositor, Option One Mortgage Corporation, as Mortgage Loan Originator and Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, and Deutsche Bank, National Trust Company, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of November 1, 2005, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2

Fixed Income Derivatives Confirmation and Agreement between Bear Stearns Financial Products Inc. and Supplemental Interest Trust HSI Asset Securitization Corporation Trust Series 2005-OPT1, dated as of November 29, 2005.